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                     MANAGERS AMG FUNDS


                    Frontier Growth Fund
              Frontier Small Company Value Fund

                       Annual Report
                    September 30, 2002

                   FRONTIER GROWTH FUND
            FRONTIER SMALL COMPANY VALUE FUND
                      Annual Report
                   September 30, 2002

                    TABLE OF CONTENTS

                                                   Begins
                                                   on Page
                                                   -------
LETTER TO SHAREHOLDERS                                1

PORTFOLIO MANAGERS' COMMENTS                          2

SUMMARY OF INDUSTRY WEIGHTINGS AND TOP TEN HOLDINGS   6

SCHEDULES OF PORTFOLIO INVESTMENTS                    7
  Detailed portfolio listings by security type
  and industry sector, as valued at
  September 30, 2002

FINANCIAL STATEMENTS:
Statements of Assets and Liabilities                  13
  Fund balance sheets, net asset value (NAV)
  per share computations and cumulative
  undistributed amounts
Statements of Operations                              14
  Detail of sources of income, Fund expenses
  and realized and unrealized gains (losses)
  during the fiscal year
Statements of Changes in Net Assets                   15
  Detail of changes in Fund assets for the
  past two fiscal years

FINANCIAL HIGHLIGHTS                                  17
  Net asset value, total return, expense
  ratios, turnover ratio and net assets

NOTES TO FINANCIAL STATEMENTS                         19
  Accounting and distribution policies,
  details of agreements and transactions with
  Fund management and affiliates

REPORT OF INDEPENDENT ACCOUNTANTS                     23

TRUSTEES AND OFFICERS                                 24


LETTER TO SHAREHOLDERS
-------------------------------------------------------------
Dear Fellow Shareholders:

In our last report, six months ago, I wrote that because of the continuing economic transition and the many remaining geo-political risks, we expected the financial markets to continue to be rather volatile. As it turned out, that was an understatement, as the last six months have been among the most difficult for the stock market in more than a decade. The reasons are many. The transition from an extended and, at times, rapid economic expansion to an uncertain and extremely sluggish economy initiated a domino run of events that is still playing out. The initial slowdown helped burst what was clearly a stock market bubble. Falling equity valuations at best raised the cost of capital for many cash needy businesses, and at worst completely eliminated sources of capital. These increased stresses exposed the financial and managerial weaknesses of many corporations. The recent disclosures of accounting and corporate fraud emanating from some of the largest and previously well-respected companies in our economy are, we hope, a few of the final dominoes. Separately but equally important, the current military conflict in Afghanistan and the heightened possibility of a military confrontation with Iraq has added uncertainty and thus risk to the market.

Although the business cycle's transition will likely continue along with significant market volatility, the silver lining is that the current environment effectively acts to weed out excess competition and create a healthy foundation from which quality businesses can prosper. It is during these times that skilled portfolio managers can build portfolios that can reward us in the years to come.

While we are not pleased with either of the Funds' overall results for the year, we are satisfied with their results given the difficult environment. Because it is the policy of both of these Funds to maintain portfolios that are essentially fully invested in stocks we must expect a certain amount of market risk. Frontier Growth Fund returned -16.73% during the 12 months ending September 30, 2002, while its primary benchmark, the S&P 500 Index, returned -20.49% for the same period. Small capitalization companies fared considerably better throughout the period, and the Frontier Small Company Value Fund returned 0.13%.
Meanwhile, the Russell 2000 Value Index returned -9.30% for the same period.

A more detailed review of each Fund's performance for the year, along with discussions of the Funds' current positioning and listings of each portfolio are included within this report. As always, we post any news or other pertinent information about the Funds as soon as applicable on our website at www.managersamg.com. Should you have any questions about this report, please feel free to contact us at 1-800-835- 3879, or visit the website. We thank you for your investment.

Sincerely,


/s/ Peter M. Lebovitz
Peter M. Lebovitz
President
Managers AMG Funds
                                  1
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-------------------------------------------------------------
FRONTIER GROWTH FUND
Portfolio Manager Comments
-------------------------------------------------------------
PORTFOLIO MANAGER DISCUSSION AND ANALYSIS OF 2002 RESULTS

The following is a review of the Frontier Growth Fund (the
"Fund") for the fiscal year ended September 30, 2002.

The Frontier Growth Fund finished the year down 16.73%.
This compares to a decline of 22.51% in the Russell 1000
Growth Index and a decline of 20.49% in the S&P 500 Index.

Absolute performance was disappointing in the face of a very challenging equity market. The bear market of 2000-
2002 has now exceeded the bear market of 1973 -1974 both in magnitude and duration. While absolute performance was disappointing, the Frontier Growth Fund's relative performance was 5.80% better than the Russell 1000 Growth
Index. Relative performance was driven by solid stock picking with stock selection aiding results by 4.70% and sector selection contributing the remainder of excess performance. Stock picking was positive in 8 of 12 economic sectors with the most significant contributors being health care and producer durables. Specifically, within health care, performance was helped by avoiding a number of high profile disappointments from major pharmaceutical companies while enjoying attractive gains in Wellpoint, Boston
Scientific, and Express Scripts. Performance was hurt by declines in a number of semi-conductor holdings and several market sensitive financial services holdings. Longer-term, however, we continue to believe these areas offer attractive growth at compelling valuations.

Given continued modest consumer spending and slow improvement in capital spending, coincident with improving corporate profits, we think the economy will show slow and uneven growth but will nonetheless continue to rebound.
Productivity growth remains one of the strongest drivers behind economic improvement. Over the past year, productivity has risen at greater than a 4% pace. As a result, unit labor costs are dropping and profits margins are beginning to widen. As a result of significant corporate right sizing and ongoing productivity gains, we expect modest top- line growth to lead to significant earnings growth. Specifically, we expect S&P earnings to rise 16% in calendar year 2002 and a further 15% plus in 2003.

After a decline of 28% year-to-date through the 3rd quarter and a cumulative decline of 55% since early 2000, the S&P
500 is now valued at 16 times likely 2003 earnings. Based upon historic valuation measures, low inflation, low interest rates and a recovering economy, the investment landscape should be more promising. In the short run, the linkage between improving economic fundamentals, a favorable valuation backdrop and an improving stock market has been broken by a multitude of fears and the aftermath of severe corporate fraud. Looking forward, however, there is reason for optimism. First, the Federal government and SEC efforts to enact and enforce higher standards of corporate governance should begin to restore investor confidence. Second, improved earnings and cash flows are helping to restore balance sheet health. Finally, while the potential for a conflict with Iraq hangs over the markets and the economy, a resolution of one means or another should emerge over the next six months.

Looking forward, we have positioned the portfolio to
benefit from an economic upturn with significant
investments in financial, technology, and consumer discretionary stocks. However, recognizing that the pace and strength of an eventual economic upturn is still
                                  2
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FRONTIER GROWTH FUND
Portfolio Manager Comments (continued)
-------------------------------------------------------------
at risk and that a potential conflict is apt to cause short-term economic dislocations, we continue to give balance to the portfolio by maintaining significant investments in a number of recession resistant areas, such as health care and consumer staples, as well as companies with highly recurring earnings characteristics, such as information service providers.

CUMULATIVE TOTAL RETURN PERFORMANCE
The Fund's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Frontier Growth Fund and includes, for periods prior to the Fund's inception on October 2, 2000, the return of Frontier Growth Fund, L.P., the predecessor
Fund, to a $10,000 investment made in the S&P 500 for the past ten years. The predecessor fund began operation on March 7, 1988, and its objectives, policies, guidelines and restrictions were, in all material respects, the same as the Growth Fund's. The predecessor fund was not registered as a mutual fund and therefore was not subject to certain investment restrictions that are imposed upon mutual funds.
If the predecessor fund had been registered as a mutual fund, the predecessor fund's performance may have been adversely affected. The performance of the predecessor fund was calculated according to the standardized SEC method, except that quarterly rather than daily fund values were used. Past performance is not indicative of future results.

                   Value of $10,000 Investment
                   ---------------------------
Year Ended          Frontier Growth Fund   S&P 500 Index
---------------     --------------------   -------------
Oct. 1, 1992              $10,000             $10,000
Sept. 1993                 12,476              11,300
Sept. 1994                 12,280              11,717
Sept. 1995                 16,190              15,203
Sept. 1996                 16,698              18,294
Sept. 1997                 22,016              25,694
Sept. 1998                 19,784              28,019
Sept. 1999                 29,270              35,808
Sept. 2000                 43,952              40,563
Sept. 2001                 23,998              29,765
Sept. 2002                 19,983              23,666


                               AVERAGE ANNUALIZED TOTAL RETURNS
                              -----------------------------------
                              ONE           FIVE         TEN
                              YEAR          YEARS        YEARS
                              --------      --------     --------
Frontier Growth Fund           -16.73%       -1.92%        7.17%

S&P 500 Index                  -20.49%       -1.63%        9.00%

                                  3
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-------------------------------------------------------------
FRONTIER SMALL COMPANY VALUE FUND
Portfolio Manager Comments
-------------------------------------------------------------
PORTFOLIO MANAGER DISCUSSION AND ANALYSIS OF 2002 RESULTS

The following is a review of the Frontier Small Company
Value Fund (the "Fund") for the fiscal year ended September
30, 2002.

Over this period, the Fund rose 0.13%. This compares to declines of 1.47% and 9.30% for the Russell 2000 Value
Index and the Russell 2000 Index, respectively.

The period was difficult for the broad stock market and for small capitalization stocks. It began with a promising start followed by disappointment. The first half of the fiscal year was marked by a strong rebound in the market from the sharp decline suffered after the tragic events of September 11, 2001. This recovery was occurring at the same time as signs of an improving economy and an end to the recession that began in March 2001.

Unfortunately, the second half of the fiscal year was notable for a stream of bad news, including worrisome tension between Pakistan and India, corporate executive malfeasance, terrorism threats, and the heightened possibility of war with Iraq. While the economy continued to improve, it was at a slower pace than Wall Street had expected. The steady stream of negative news coupled with sharp reductions in corporate earning expectations resulted in one of the weakest quarters for the stock market in the last quarter-century. The fiscal fourth quarter was the third-worst showing for small capitalization stocks in the 24-year history of the Russell 2000 and Russell 2000 Value
Indices. The only two quarters with worse performance were those that included the stock market crash of 1987 and the 1990 Iraqi invasion of Kuwait. (Performance for small capitalization stocks was positive in the quarters that followed those two periods.)

The Fund had positive contributions from four industry sectors, which included consumer discretionary, energy, industrial, and financial services stocks. Of the portfolio's top ten contributors during the period, four were consumer discretionary stocks. The strongest of these was CDI Corporation, a provider of temporary help and permanent placement services. The stock did well as a new management team began to restructure the company and improve its profitability.

Other strong performers within the industrial sector were the portfolio's trucking stocks, two of which were among the top ten contributors. These stocks were hit particularly hard in the aftermath of September 11, 2001, but rebounded as the economy came out of the recession.
Furthermore, toward the end of the period, a major trucking competitor declared bankruptcy, which has led to significant volume gains for other carriers. Industry pricing has begun to improve, as well. In addition to the positive industry news, our holding in Yellow Corp.
benefited from management's announcement to increase shareholder value by spinning-off SCS Transportation. SCS
Transportation differs from the core national less-than-truckload business of Yellow as it is focused on shorter length, regional contracts. The spin-off transaction took place at the end of the fourth fiscal quarter.

Unfortunately, the Fund's positive performance was largely offset by declines in our investments in technology, producer durables, and utilities. Technology-related stocks were pummeled as earnings generally came in below investor expectations. While two of the Fund's top ten contributors were technology stocks, this was largely because the stocks were sold after a sharp bounce in technology stocks early in the period. Unfortunately, this bounce proved to be short-lived. Five of the Fund's bottom ten performing stocks were also technology-related companies. Technology stocks continue to be out-of-favor on Wall Street. However, in the rubble of technology stocks there are some good companies that now sell at inexpensive valuations.

                                  4
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-------------------------------------------------------------
FRONTIER SMALL COMPANY VALUE FUND
Portfolio Manager Comments (continued)
-------------------------------------------------------------
Some of the best bargains often are found when an industry sector is out of favor.

During the period, we made a number of changes to the portfolio. For example, we purchased several lodging-related companies, stocks that declined substantially following the Sept. 11th tragedy. While the current outlook for these stocks continues to be muted, the longer-term outlook is encouraging. The fall off in new hotel development should benefit pricing and occupancy in the industry when business travel picks up. At the same time, we sold several stocks that became expensive following
Sept. 11th. These included a corporate security-related firm and two property and casualty insurance companies, whose stocks rose with expectations of higher insurance industry premiums.

Despite the recent decline in the market, we are encouraged about the prospects for the Fund in the new fiscal year. We are looking for the economy to continue to improve and for corporate profits to stabilize. Moreover, valuations across many industries have fallen to levels not seen in years.
For example, the price-book ratio of the Russell 2000 Value
Index at the end of the period was 1.2, the lowest level since the second quarter of 1992. We are optimistic about finding compelling small-cap value stocks, particularly given lower market valuations.

CUMULATIVE TOTAL RETURN PERFORMANCE
The Fund's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000 Value Index is an unmanaged capitalization-weighted index of those companies with lower price-to-book ratios and lower forecasted growth values which are among the 2,000 smallest companies in the Russell 3000 Index. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Frontier Small
Company Value Fund on February 28, 2001, (commencement of operations), to a $10,000 investment made in the Russell
2000 Value Index for the same time period. Past performance is not indicative of future results.


                       Value of $10,000 Investment
                       ---------------------------
                    Frontier Small         Russell
Year Ended          Company Value FUnd     2000 Index
---------------     --------------------   -------------
Feb 28, 2001             $10,000              $10,000
Sept. 2001                 9,490                9,520
Sept. 2002                 9,502                9,380


                               AVERAGE ANNUALIZED
                                 TOTAL RETURNS
                              -----------------------
                              ONE           SINCE
                              YEAR          INCEPTION
                              --------      ---------
Frontier Small Company
  Value Fund                   0.13%         -3.17%

Russell 2000 Value Index      -9.30%        -14.46%

                                  5
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
-----------------------------------------------------------------------------------
MANAGERS AMG FUNDS
SUMMARYOF INDUSTRY WEIGHTINGS AS OF SEPTEMBER 30,2002(unaudited)
-----------------------------------------------------------------------------------
                                                          FRONTIER       RUSSELL
                            FRONTIER       S&P 500        SMALL COMPANY  2000 VALUE
MAJOR SECTORS               GROWTH FUND    INDEX          VALUE FUND     INDEX
-------------------------   -------------  ------------   -------------  ----------
Consumer Discretionary          11.1 %        13.8 %          10.8 %        14.2 %
Consumer Staples                 5.7          10.3             1.1           4.1
Energy                           3.9           6.2             5.7           3.5
Financials                      18.0          20.9            22.9          30.6
Health Care                     29.0          15.4             2.4           6.6
Industrials                      9.0          11.4            32.8          15.9
Information Technology          14.7          12.7             7.1           9.2
Materials                        1.0           2.7            12.6           8.1
Telecommunication Services       0.0           3.6             0.0           0.7
Utilities                        0.0           3.0             2.7           7.1
Other                            7.6           0.0             1.9           0.0

-----------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2002 (unaudited)
-----------------------------------------------------------------------------------
        FRONTIER GROWTH FUND                     FRONTIER SMALL COMPANY VALUE FUND
---------------------------------------------  ------------------------------------
                                      % Fund                                % Fund
                                     --------                              --------
Wellpoint Health Networks, Inc.*       3.9%    Fulton Financial Corp. *      3.7%
Johnson & Johnson                      3.2     Yellow Corp.                  3.4
Microsoft Corp.*                       3.1     CDI Corp.                     3.2
Alliance Capital Management                    Texas Regional Bancshares,
  Holdings, LP *                       3.0       Inc., Class A               3.2
Viacom Inc., Class A                   2.9     Minerals Technologies, Inc.*  3.0
Boston Scientific Corp.                2.4     Prime Hospitality Corp.*      2.6
Tenet Healthcare Corp.                 2.3     Crompton Corp.                2.6
Northrop Grumman Corp.                 2.2     Albemarle Corp.               2.5
Avon Products, Inc.                    2.1     HON Industries, Inc.          2.5
Bank One Corp.                         2.1     H.B. Fuller Co.               2.5
                                     --------                              --------
Top Ten as a Group                    27.2%    Top Ten as a Group           29.2%
                                     ========                              ========

* Top Ten Holding at March 31, 2002

                                  6
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
-------------------------------------------------------------------------
FRONTIER GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 2002
-------------------------------------------------------------------------
                                           SHARES             VALUE
-------------------------------------------------------------------------
COMMON STOCKS - 92.4%
CONSUMER DISCRETIONARY - 11.1%
Best Buy Co., Inc.*                         1,500             $   33,465
Costco Wholesale Corp.*                     1,000                 32,370
Dollar Tree Stores, Inc.*                   2,300                 50,692
Home Depot, Inc.                            2,000                 52,200
Lamar Advertising Co., Class A*               500                 15,175
Lowe's Co., Inc.                            1,500                 62,100
Stanley Works, The                          1,300                 42,471
Target Corp.                                1,500                 44,280
Viacom Inc., Class A*                       3,200                129,760
Wal-Mart Stores, Inc.                         900                 44,316
                                                              -----------
  Total Consumer Discretionary                                   506,829
                                                              -----------
CONSUMER STAPLES - 5.7%
Anheuser-Busch Co., Inc.                      400                 20,240
Avon Products, Inc.                         2,100                 96,810
CVS Corp.                                   3,200                 81,120
PepsiCo, Inc.                               1,600                 59,120
                                                              -----------
  Total Consumer Staples                                         257,290
                                                              -----------
ENERGY - 3.9%
Encana Corp.                                1,600                 48,160
Pioneer Natural Resources Co.*              1,200                 29,100
Talisman Energy, Inc.                       1,000                 40,100
XTO Energy, Inc.                            2,900                 59,769
                                                              -----------
  Total Energy                                                   177,129
                                                              -----------
FINANCIALS - 18.0%
Alliance Capital Management Holdings, LP    5,000                138,650
American International Group, Inc.          1,500                 82,050
Bank of America Corp.                         700                 44,660
Bank One Corp.                              2,500                 93,500
Citigroup, Inc.                             2,000                 59,300
Legg Mason, Inc.                            1,600                 68,096
Lehman Brothers Holdings, Inc.              1,800                 88,290
Prudential Financial, Inc.*                 2,500                 71,400
SLM Corp.                                     500                 46,570
Wells Fargo Co.                             1,500                 72,240
Willis Group Holdings LTD*                  1,600                 53,584
                                                              -----------
  Total Financials                                               818,340
                                                              -----------
HEALTH CARE - 29.0%
Abbott Laboratories                           700                 28,280
Alcon, Inc.*                                1,300                 50,375
Anthem, Inc.*                                 900                 58,500
Biomet, Inc.                                1,800                 47,934
Boston Scientific Corp.*                    3,500                110,460
Cardinal Health, Inc.                       1,200                 74,640
Caremark RX, Inc.*                          4,500                 76,500
Express Scripts, Inc.*                      1,500                 81,780
Johnson & Johnson                           2,700                146,016
Lincare Holdings, Inc.*                     1,800                 55,872
Medtronic, Inc.                               900                 37,908

The accompanying notes are an integral part of these financial statements.

                                  7
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FRONTIER GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
-------------------------------------------------------------------------
                                           SHARES             VALUE
-------------------------------------------------------------------------
HEALTH CARE (continued)
Pfizer, Inc.                                2,200             $   63,844
Pharmacia Corp.                             1,100                 42,768
Quest Diagnostics, Inc.*                      700                 43,071
Tenet Healthcare Corp.*                     2,100                103,950
Triad Hospitals, Inc.*                      1,900                 72,105
Varian Medical Systems*                     1,100                 47,289
Wellpoint Health Networks, Inc.*            2,400                175,920
                                                              -----------
  Total Health Care                                            1,317,212
                                                              -----------
INDUSTRIALS - 9.0%
Concord EFS, Inc.*                          4,600                 73,048
Danaher Corp.                                 900                 51,165
First Data Corp.                            1,800                 50,310
Fiserv, Inc.*                               3,100                 87,048
ITT Industries, Inc.                          800                 49,864
Northrop Grumman Corp.                        800                 99,232
                                                              -----------
  Total Industrials                                              410,667
                                                              -----------
INFORMATION TECHNOLOGY - 14.7%
Accenture Limited Bermuda, Class A*         3,400                 48,552
Affiliated Computer Services, Inc.,Class A* 1,200                 51,060
Analog Devices, Inc.*                       2,500                 49,250
Apple Computer, Inc.*                       1,900                 27,550
Cisco Systems, Inc.*                        2,500                 26,200
Dell Computer Corp.*                        1,200                 28,212
Electronic Arts, Inc.*                        600                 39,576
Intel Corp.                                 3,200                 44,448
International Business Machines Corp.         800                 46,712
Microchip Technology, Inc.*                 2,750                 56,238
Microsoft Corp.*                            3,200                139,968
Qualcomm, Inc.*                             1,500                 41,430
Semtech Corp.*                              2,900                 28,130
Texas Instruments, Inc.                     2,900                 42,832
                                                              -----------
  Total Information Technology                                   670,158
                                                              -----------
MATERIALS - 1.0%
Nucor Corp.                                 1,200                 45,480
                                                              -----------
Total Common Stocks
  (cost $4,956,252)                                            4,203,105
                                                              -----------
OTHER INVESTMENT COMPANIES - 8.1%
JPMorgan Prime Money Market Fund,
  Institutional Class Shares, 1.69%
  (cost $366,504)                         366,504                366,504
                                                              -----------
Total Investments - 100.5%
  (cost $5,322,756)                                            4,569,609
Other Assets, less Liabilities - (0.5)%                          (21,434)
                                                              -----------
NET ASSETS - 100.0%                                           $4,548,175
                                                              ===========

The accompanying notes are an intergral part of these financial statements.


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FRONTIER GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
---------------------------------------------------------------

Note: Based on the cost of investments of $5,358,671 for Federal income tax purposes at September 30, 2002, the aggregate gross unrealized appreciation and depreciation was $338,412 and $606,830, respectively, resulting in net unrealized depreciation of investments of $268,418.

*     Non-income-producing security.

** Yield shown for the investment company represents the September 30, 2002, seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------
FRONTIER SMALL COMPANY VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 2002
-------------------------------------------------------------------------
                                           SHARES             VALUE
-------------------------------------------------------------------------
COMMON STOCKS - 98.1%
CONSUMER DISCRETIONARY - 10.8%
Federal Signal Corp.                        9,800             $   180,516
Hibbett Sporting Goods, Inc.*               8,800                 182,600
Libbey, Inc.                                4,600                 146,556
Media General, Inc., Class A                3,000                 152,550
O'Charley's, Inc.*                          7,400                 138,683
Prime Hospitality Corp.*                   44,400                 364,080
School Specialty, Inc.*                     7,100                 177,571
Zale Corp.*                                 5,600                 168,896
                                                              -----------
  Total Consumer Discretionary                                  1,511,452
                                                              -----------
CONSUMER STAPLES - 1.1%
Duane Reade, Inc.*                          9,200                 147,200
                                                              -----------
ENERGY - 5.7%
National-Oilwell, Inc.*                    11,700                 226,746
St. Mary Land & Exploration Co.            13,200                 315,480
Western Gas Resources, Inc.                 2,200                  68,750
Westport Resources Corp.*                  10,400                 190,320
                                                              -----------
  Total Energy                                                    801,296
                                                              -----------
FINANCIALS - 22.9%
Brandywine Realty Trust                    12,100                 272,855
FelCor Lodging Trust, Inc.                  9,200                 118,036
Fulton Financial Corp.                     27,500                 517,000
Great Lakes REIT, Inc.                      9,100                 158,977
Harleysville Group, Inc.                   11,700                 307,125
Home Properties of New York, Inc.           4,600                 149,500
Integra Bank Corp.                          7,300                 131,546
LaSalle Hotel Properties                   15,200                 190,000
Parkway Properties, Inc.                    8,100                 274,104
RFS Hotel Investors, Inc.                  17,300                 190,127
Selective Insurance Group, Inc.             6,600                 143,418
SL Green Realty Corp.                       5,000                 153,700
Soundview Technology Group, Inc.*         107,800                 140,140
Texas Regional Bancshares, Inc., Class A   13,345                 446,924
                                                              -----------
  Total Financials                                              3,193,452
                                                              -----------
HEALTH CARE - 2.4%
Stewart Enterprises, Inc.*                 64,600                 329,460
                                                              -----------
Industrials - 32.8%
AAR Corp.                                  15,900                  75,525
Astec Industries, Inc.*                    13,000                 140,140
Baldor Electric Co.                        15,800                 301,780
CDI Corp.*                                 17,100                 447,165
Columbus McKinnon Corp.*                   18,300                  96,258
Crane Co.                                   8,700                 171,912
EGL, Inc.*                                 24,500                 269,745
ElkCorp                                    16,500                 281,655
ESCO Technologies, Inc.*                    2,600                  83,980
G&K Services, Inc., Class A                 4,900                 165,865
                                  10

The accompanying notes are an integral part of these financial statements.


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FRONTIER SMALL COMPANY VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
-------------------------------------------------------------------------
                                           SHARES             VALUE
-------------------------------------------------------------------------
INDUSTRIALS (continued)
Hall, Kinion & Associates, Inc.*           26,400             $   158,400
HON Industries, Inc.                       13,700                 348,665
Integrated Electrical Services, Inc.*      66,000                 246,840
Kadant, Inc.*                              10,500                 141,750
Kirby Corp.*                                3,200                  72,384
Korn/Ferry International*                  18,700                 146,608
Littelfuse, Inc.*                           5,400                  90,828
Navigant International, Inc.*               7,400                  77,700
Olin Corp.                                  3,900                  63,882
Power-One, Inc.*                           28,600                  85,228
Quixote Corp.                               9,900                 182,655
Spherion Corp.*                            17,700                 124,785
SCS Transportation, Inc.*                   1,500                  12,090
Waste Connections, Inc.*                    8,700                 302,673
Yellow Corp.*                              16,100                 475,079
                                                              -----------
  Total Industrials                                             4,563,592
                                                              -----------
INFORMATION TECHNOLOGY - 7.1%
Anaren Microwave, Inc.*                    26,800                 220,296
Concord Communications, Inc.*              10,600                  53,530
Electronics for Imaging, Inc.*              9,200                 137,264
Interwoven, Inc.*                          36,500                  73,292
Richardson Electronics, Ltd.               24,100                 158,578
SBS Technologies, Inc.*                    19,800                 141,768
Somera Communications, Inc.*               21,400                  43,870
Sykes Enterprises, Inc.*                   30,600                 128,826
Sypris Solutions, Inc.*                     2,400                  26,040
                                                              -----------
  Total Information Technology                                    983,464
                                                              -----------
MATERIALS - 12.6%
Acuity Brands, Inc.                        23,700                 290,562
Albemarle Corp.                            13,800                 349,002
Crompton Corp.                             35,600                 357,780
H.B. Fuller Co.                            13,100                 348,460
Minerals Technologies, Inc.                11,100                 411,477
                                                              -----------
  Total Materials                                               1,757,281
                                                              -----------
UTILITIES - 2.7%
Piedmont Natural Gas Co.                    4,800                 170,256
WPS Resources Corp.                         5,700                 202,008
                                                              -----------
  Total Utilities                                                 372,264
                                                              -----------
Total Common Stocks (cost $15,251,041)                         13,659,461
                                                              -----------
OTHER INVESTMENT COMPANIES - 2.4%
JPMorgan Prime Money Market Fund,
Institutional Class Shares, 1.69%
                                                              -----------
  (cost $327,093)                         327,093                 327,093
                                                              -----------
Total Investments - 100.5%
  (cost $15,578,134)                                           13,986,554
Other Assets, less Liabilities - (0.5)%                           (66,469)
                                                              -----------
NET ASSETS - 100.0%                                           $13,920,085
                                                              ===========
                                  11

The accompanying notes are an integral part of these financial statements.


---------------------------------------------------------------
FRONTIER SMALL COMPANY VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
---------------------------------------------------------------
Note: Based on the cost of investments of $15,677,645 for Federal income tax purposes at September 30, 2002, the aggregate gross unrealized appreciation and depreciation was $905,970 and $2,180,700, respectively, resulting in net unrealized depreciation of investments of $1,274,730.

*     Non-income-producing security.
** Yield shown for the investment company represents the September 30, 2002, seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------
MANAGERS AMG FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2002
-------------------------------------------------------------------------
                                                              FRONTIER
                                                              SMALL
                                           FRONTIER           COMPANY
                                           GROWTH FUND        VALUE FUND
ASSETS:                                    ----------         -----------
 Investments at value                      $4,569,609         $13,986,554
 Receivable for investments sold               38,279                   -
 Receivable for Fund shares sold                    -               5,816
 Dividends and interest receivable              1,776              17,322
 Receivable due from advisor                    7,822                   -
 Prepaid expenses                              12,853               7,865
                                           ----------         -----------
  Total assets                              4,630,339          14,017,557
                                           ----------         -----------
LIABILITIES:
 Payable for investments purchased             56,444              36,765
 Payable for Fund shares repurchased                -              18,981
 Accrued expenses:
  Investment advisory and management fees           -               6,931
  Professional fees                            13,498              15,612
  Distribution fees                               970               2,952
  Other                                        11,252              16,231
                                           ----------         -----------
   Total liabilities                           82,164              97,472
                                           ----------         -----------
NET ASSETS                                 $4,548,175         $13,920,085
                                           ==========         ===========
Shares outstanding                          1,003,150           1,590,488
                                           ==========         ===========
 Net asset value, offering and redemption
  price per share                               $4.53               $8.75
                                           ==========         ===========
NET ASSETS REPRESENT:
 Paid-in capital                           $7,332,660         $16,190,997
 Undistributed net investment income                -              32,825
 Accumulated net realized loss from
  investments                              (2,031,338)           (712,157)
 Net unrealized depreciation
  of investments                             (753,147)         (1,591,580)
                                           ----------         -----------
NET ASSETS                                 $4,548,175         $13,920,085
                                           ==========         ===========
Investments at cost                        $5,322,756         $15,578,134
                                           ==========         ===========
                                  13

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------
MANAGERS AMG FUNDS
STATEMENTS OF OPERATIONS
For the fiscal year ended September 30, 2002
--------------------------------------------------------------------------
                                                              FRONTIER
                                                              SMALL
                                           FRONTIER           COMPANY
                                           GROWTH FUND        VALUE FUND
                                           ------------       ------------
INVESTMENT INCOME:
 Dividend income                           $    41,134        $   222,270
 Interest income                                 2,976             13,062
                                           ------------       ------------
  Total investment income                       44,110            235,332
                                           ------------       ------------
EXPENSES:
 Investment advisory and management fees        53,147            144,538
 Custodian                                      34,295             40,835
 Transfer agent                                 23,221             24,746
 Professional fees                              19,243             28,390
 Distribution fees                              15,632             32,850
 Registration fees                               8,788              7,622
 Trustees fees and expenses                      1,296              2,296
 Miscellaneous                                   1,107              2,207
                                           ------------       ------------
  Total expenses before offsets                156,729            283,484
 Less: Expense reimbursements                  (79,196)           (87,344)
  Expense reductions                                 -               (356)
                                           ------------       ------------
 Net expenses                                   77,533            195,784
                                           ------------       ------------
  Net investment income (loss)                 (33,423)            39,548
                                           ------------       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized loss on investments           (1,606,153)          (208,015)
 Net change in unrealized appreciation
  (depreciation) of investments                794,295           (687,079)
 Net realized and unrealized loss             (811,858)          (895,094)
                                           ------------       ------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                  $  (845,281)       $  (855,546)
                                           ============       ============

                                  14

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------
FRONTIER GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
For the fiscal years ended September 30,
--------------------------------------------------------------------------
                                               2002               2001
                                           ------------       ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment loss                       $   (33,423)       $   (45,549)
 Net realized gain (loss) on investments    (1,606,153)         2,639,102
 Net unrealized appreciation
  (depreciation) of investments                794,295         (7,611,574)
                                           ------------       ------------
  Net decrease in net assets
    resulting from operations                 (845,281)        (5,018,021)
                                           ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain on investments                -            (34,881)

FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from the sale of shares              896,095         11,775,145
 Reinvestment of distributions                       -             34,881
 Cost of shares repurchased                 (1,802,108)          (457,655)
                                           ------------       ------------
  Net increase (decrease) from
    capital share transactions                (906,013)        11,352,371
                                           ------------       ------------
    Total increase (decrease) in net assets (1,751,294)         6,299,469

NET ASSETS:
 Beginning of year                           6,299,469                  -
                                           ------------       ------------
 End of year                               $ 4,548,175        $ 6,299,469
                                           ============       ============
End of year undistributed
 net investment income (loss)              $         -        $         -
                                           ============       ============
SHARE TRANSACTIONS:
 Sale of shares                                147,274          1,218,300
 Reinvested shares                                   -              4,264
 Shares repurchased                           (301,339)           (65,349)
                                           ------------       ------------
  Net increase (decease) in shares            (154,065)         1,157,215
                                           ============       ============

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------
FRONTIER SMALL COMPANY VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
For the fiscal years ended September 30,
--------------------------------------------------------------------------
                                               2002               2001*
                                           ------------       ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income                     $    39,548        $    28,001
 Net realized gain (loss) on investments      (208,015)           565,639
 Net unrealized depreciation
  of investments                              (687,079)        (1,145,350)
  Net decrease in net assets               ------------       ------------
    resulting from operations                 (855,546)          (551,710)
                                           ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                    (21,523)                 -
 From net realized gain on investments        (963,157)                 -
                                           ------------       ------------
  Total distributions to shareholders         (984,680)                 -
                                           ------------       ------------
FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from the sale of shares            7,506,216         10,663,792
 Reinvestment of distributions                 984,675                  -
 Cost of shares repurchased                 (2,838,162)            (4,500)
  Net increase from capit al share         ------------       ------------
    transactions                             5,652,729         10,659,292
                                           ------------       ------------
    Total increase in net assets             3,812,503         10,107,582
                                           ------------       ------------
NET ASSETS:
 Beginning of period                        10,107,582                  -
 End of period                             $13,920,085        $10,107,582
                                           ============       ============
End of period undistributed
 net investment income                     $    32,825        $    18,691
                                           ============       ============
SHARE TRANSACTIONS:
 Sale of shares                                705,896          1,065,057
 Reinvested shares                              92,545                  -
 Shares repurchased
                                              (272,578)              (432)
                                           ------------       ------------
Net increase in shares                         525,863          1,064,625
                                           ============       ============

* Commencement of operations was February 28, 2001.

The accompanying notes are an integral part of these financial statements.

                                  16

--------------------------------------------------------------------------
FRONTIER GROWTH FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each fiscal year ended September 30,
--------------------------------------------------------------------------
                                              2002              2001
                                           ----------         ---------
NET ASSET VALUE, BEGINNING OF YEAR            $ 5.44           $ 10.00
                                           ----------         ---------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                           (0.03)            (0.04)
 Net realized and unrealized loss
    on investments                             (0.88)            (4.49)
                                           ----------         ---------
Total from investment operations               (0.91)            (4.53)
                                           ----------         ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain on investments                  -             (0.03)
                                           ----------         ---------
NET ASSET VALUE, END OF YEAR                  $ 4.53            $ 5.44
                                           ==========         =========
--------------------------------------------------------------------------
Total Return (a)                             (16.73)%          (45.40)%
==========================================================================
Ratio of net expenses to average net assets    1.24%             1.24%

Ratio of net investment loss to average
  net assets                                  (0.53)%           (0.55)%

Portfolio turnover                               99%              126%

Net assets at end of year
  (000's omitted)                             $4,548            $6,299
==========================================================================
Expense Offsets (b)
-------------------
Ratio of total expenses to average net assets  2.51%             2.23%
Ratio of net investment loss to average
  net assets                                  (1.80)%           (1.55)%
==========================================================================
(a) Total return would have been less absent the expense offsets.
(b) Ratio informat ion assuming no reduction of Fund expenses.
    (See Notes to Financial Statements.)

                                  17

--------------------------------------------------------------------------
FRONTIER SMALL COMPANY VALUE FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each fiscal period* ended September 30,
--------------------------------------------------------------------------
                                              2002              2001 *
                                           ----------         ---------
NET ASSET VALUE, BEGINNING OF PERIOD         $  9.49           $ 10.00
                                           ----------         ---------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                          0.02              0.02
 Net realized and unrealized gain
  (loss) on investments                         0.15 (a)         (0.53)
                                           ----------         ---------
    Total from investment operations            0.17             (0.51)
                                           ----------         ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                         (0.02)                -
 Net realized gain on investments              (0.89)                -
                                           ----------         ---------
  Total distributions to shareholders          (0.91)                -
                                           ----------         ---------
NET ASSET VALUE, END OF PERIOD               $  8.75           $  9.49
                                           ==========         =========
--------------------------------------------------------------------------
Total Return (b)                               0.13%           (5.10)% (c)
==========================================================================
Ratio of net expenses to average net assets    1.49%             1.49% (d)

Ratio of net investment income to average
  net assets                                   0.30%             0.45% (d)

Portfolio turnover                               83%               79% (c)

Net assets at end of period (000's omitted)  $13,920           $10,108
==========================================================================
Expense Offsets (e)
-------------------
Ratio of total expenses to average net assets  2.15%             2.51% (d)

Ratio of net investment loss to average
  net assets                                  (0.36)%          (0.57)% (d)
==========================================================================
* Commencement of operations was February 28, 2001.
(a) The amount shown for a share outstanding does not correspond with the aggregate net gain/loss from investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.

(b) Total return would have been less absent the expense offsets.
(c) Not annualized.
(d) Annualized.
(e) Ratio information assuming no reduction of Fund expenses.
    (See Notes to Financial Statements.)

                                  18

---------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
September 30, 2002
---------------------------------------------------------------
(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Managers AMG Funds (the "Trust") is a no-load, open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company
Act of 1940, as amended (the "1940 Act"). Currently, the
Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds, Frontier Growth Fund ("Growth") and Frontier Small Company Value Fund ("Small Company Value")
(each a "Fund" and collectively the "Funds").

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United
States of America which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

(a) VALUATION OF INVESTMENTS
Equity securities traded on a domestic securities exchange and over-the-counter securities are valued at the last quoted sale price, or, lacking any sales, at last quoted bid price. Short-term investments, having a remaining maturity of 60 days or less, are valued at amortized cost which approximates market. Investments in other regulated investment companies are valued at their end-of-day net asset value per share. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures adopted by the Board of Trustees.

(b) SECURITY TRANSACTIONS
Security transactions are accounted for as of trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

(c) INVESTMENT INCOME AND EXPENSES
Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the funds in the Trust, and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

Each of the Funds had a "balance credit" arrangement with State Street Bank ("SSB"), (the Funds' custodian prior to
August 5, 2002) whereby each Fund was credited with an interest factor equal to 75% of the nightly Fed Funds Rate for account balances left uninvested overnight. Beginning
August 5, 2002 the Funds have an arrangement with the Bank of New York ("BNY") whereby each Fund is credited with an interest factor equal to 1% below the effective 90 day T-
Bill rate for account balances left uninvested overnight.

---------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
---------------------------------------------------------------
These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended September 30, 2002, the custodian expense was reduced under the SSB arrangement for Small Company Value by $356. There were no reductions under the BNY arrangement.

(d) DIVIDENDS AND DISTRIBUTIONS
Dividends resulting from net investment income, if any, normally will be declared and paid annually in December. Distributions of capital gains, if any, will also be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, contributed securities and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during 2001 and 2002 were as follows:

                                 GROWTH              SMALL COMPANY VALUE
                            2002         2001         2002          2001
                            ------------------------------------------------
Distributions paid from:
Ordinary income             $    -       $      -    $   21,523    $      -
Short-term capital gains         -              -       834,018           -
Long-term capital gains          -         34,881       129,139           -
                            ------------------------------------------------
                            $    -       $ 34,881    $  984,680    $      -
                            ------------------------------------------------

As of September 30, 2002, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

                                               SMALL
                                               COMPANY
                               GROWTH          VALUE
                               ------------------------------
Capital loss carryforward      $  425,493      $        -
Undistributed ordinary income           -          19,945
Undistributed long-term gains           -              50
                               ------------------------------
                               $  425,493      $   19,995
                               ------------------------------

(e) FEDERAL TAXES
Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

(f) CAPITAL LOSS CARRYOVERS
At September 30, 2002, Frontier Growth had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes of $425,493, expiring
September 30, 2010.

---------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
---------------------------------------------------------------
(g) CAPITAL STOCK
The Trust's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At September 30, 2002, certain shareholders and one unaffiliated omnibus account each held greater than 10% of the outstanding shares of the Funds as follows: Growth - two own 24%; and Small
Company Value - two own 69%.

(h) REPURCHASE AGREEMENTS
Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement.
The underlying collateral for all repurchase agreements is held in safekeeping by the Funds' custodian or at the Federal Reserve Bank.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(2) AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The Trust has entered into an Investment Management
Agreement under which The Managers Funds LLC (the
"Investment Manager"), a subsidiary of Affiliated Managers
Group, Inc. ("AMG"), serves as investment manager to the Funds and is responsible for the Funds' overall administration. The Funds are distributed by Managers
Distributors, Inc. ("MDI"), a wholly-owned subsidiary of The Managers Funds LLC. The Funds' investment portfolios are managed by Frontier Capital Management Company, LLC
("Frontier"), which serves pursuant to a Sub-Advisory
Agreement by and between the Investment Manager and Frontier with respect to each of the Funds. AMG indirectly owns a majority interest in Frontier. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG, and/or MDI.

The Growth Fund is obligated by the Investment Management
Agreement to pay an annual management fee to the Investment
Manager of 0.85% of the average daily net assets. The
Investment Manager, in turn, pays Frontier 0.85% of the average daily net assets of the Fund for its services as sub-advisor. Small Company Value is obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 1.10% of the average daily net assets. The Investment Manager, in turn, pays Frontier
1.10% of the average daily net assets of the Fund for its services as sub-advisor. Under the Investment Management
Agreement with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The
Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement
Agreement between the Investment Manager and Frontier,
Frontier reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

The Investment Manager contractually agreed, through September 30, 2002, to waive fees and pay or reimburse the Funds to the extent that the total operating expenses exceed 1.24% and 1.49%, respectively, of Growth's and Small
Company Value's average daily net assets. The Funds are obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement occurs and that such repayment

---------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
---------------------------------------------------------------
would not cause the Fund's total operating expenses in any such year to exceed 1.24% and 1.49%, respectively, of the Fund's average daily net assets. At September 30, 2002, the cumulative amounts of unreimbursed expenses for Growth and Small Company Value are $158,425, and $150,777, respectively. In addition to any other waiver or reimbursement agreed to by the Investment Manager, Frontier from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee.

The aggregate annual fee paid to each outside Trustee for serving as a Trustee of the Trust is $5,000. The Trustee fee expense shown in the financial statements represents each Fund's allocated portion of the total fees and expenses paid by the Trust and other affiliated funds in the complex.

The Funds have entered into a distribution agreement with MDI to act as distributor of the Funds. The Funds have adopted a distribution plan to pay for the marketing of each Fund's shares. Pursuant to the distribution agreement and the Fund's distribution plan, the Board of Trustees has authorized payments to MDI at an annual rate of up to 0.25% of each Fund's average daily net assets.

(3) PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, excluding short-term securities, for the year ended September 30, 2002, for Growth were $6,009,760 and $7,216,044, respectively.
Purchases and sales of securities, excluding short-term securities, for Small Company Value for the same time period were $15,530,353 and $10,379,009, respectively.
There were no purchases or sales of U.S. Government securities for either Fund.

(4) PORTFOLIO SECURITIES LOANED
Each Fund may participate in a securities lending program providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned are accepted in cash and/or government securities. Collateral is maintained at a minimum level of 100% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds by the custodian. Earnings of such temporary cash investments are divided between the custodian, as a fee for its services under the program, and the Fund lending the security, according to agreed-upon rates.

(5) TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, Small
Company Value designated $50 as a 20% capital gain distribution for the fiscal year ended September 30, 2002.

---------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------------------------------------
To the Trustees of Managers AMG Funds and the Shareholders of Frontier Growth Fund and Frontier Small Company Value
Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Frontier Growth Fund and Frontier Small
Company Value Fund (hereafter referred to as the "Funds"), at September 30, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 15, 2002

---------------------------------------------------------------
TRUSTEES AND OFFICERS (unaudited)
---------------------------------------------------------------
The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds' performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that
(a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee may be removed by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding and filed with the Trust's custodian; and
(d) any Trustee may be removed at any meeting of shareholders by a two-thirds vote of the outstanding voting securities of the Trust.

Each of the officers are elected annually by the Trustees and hold office until the next annual election of officers and until their respective successors are chose and qualified, or in each case until the officer sooner dies, resigns, is removed or becomes disqualified.

INDEPENDENT TRUSTEES
--------------------
JACK W. ABER - Trustee; Professor of Finance, Boston
University School of Management since 1972. He has served as a Trustee of the Trust (8 portfolios) since March 1999.
He also serves as a Trustee of The Managers Funds (10 portfolios), Managers Trust I (1 portfolio) and Managers
Trust II (2 portfolios). He serves as a Trustee of Third
Avenue Trust and a Director of Appleton Growth Fund. His date of birth is September 9, 1937.

WILLIAM E. CHAPMAN, II - Trustee; President and Owner,
Longboat Retirement Planning Solutions since 1998. He serves as part time employee of Hewitt Associates, LLC delivering retirement and investment education seminars.
From 1990 to 1998, he served in a variety of roles with Kemper Funds, the last of which was President of the Retirement Plans Group. Prior to joining Kemper, he spent
24 years with CIGNA in investment sales, marketing and general management roles. He has served as a Trustee of the Trust (8 portfolios) since March 1999. He also serves as a Trustee of The Managers Funds (10 portfolios), Managers
Trust I (1 portfolio) and Managers Trust II (2 portfolios).
He serves as a Trustee of Third Avenue Trust. His date of birth is September 23, 1941.

EDWARD J. KAIER - Trustee; Partner, Hepburn Willcox
Hamilton & Putnam since 1977. He has served as a Trustee of the Trust (8 portfolios) since March 1999. He also serves as a Trustee of The Managers Funds (10 portfolios), Managers Trust I (1 portfolio) and Managers Trust II (2 portfolios). He serves as a Trustee of Third Avenue Trust.
His date of birth is September 23, 1945.

ERIC RAKOWSKI - Trustee; Professor, University of
California at Berkeley School of Law since 1990. Visiting
Professor, Harvard Law School 1998-1999. He has served as a
Trustee of The Managers Funds since March 1999. He has served as a Trustee of the Trust (8 portfolios) since March
1999. He also serves as a Trustee of The Managers Funds (10 portfolios), Managers Trust I (1 portfolio) and Managers
Trust II (2 portfolios).  He serves as a Trustee of Third
Avenue Trust. His date of birth is June 5, 1958.

---------------------------------------------------------------
TRUSTEES AND OFFICERS (continued)
---------------------------------------------------------------
INTERESTED TRUSTEES (1)
-----------------------
SEAN M. HEALEY (1) - Trustee; President and Chief Operating Officer of Affiliated Managers Group, Inc. since October
1999. Director of Affiliated Managers Group, Inc. since May 2001. From April 1995 to October 1999, he was Executive
Vice President of Affiliated Managers Group, Inc. From
August 1987 through March 1995, he served in a variety of roles in the Mergers and Acquisitions Department of Goldman, Sachs & Co., the last of which was as Vice
President. He has served as a Trustee of the Trust (8 portfolios) since March 1999. He also serves as a Trustee of The Managers Funds (10 portfolios), Managers Trust I (1 portfolio) and Managers Trust II (2 portfolios). His date of birth is May 9, 1961.

PETER M. LEBOVITZ - Trustee since 2002 and President since
March 1999; President and Chief Executive Officer of The
Managers Funds LLC since April 1999. From September 1994 to
April 1999, he was Director of Marketing of The Managers
Funds, L.P. (the predecessor to The Managers Funds LLC).
President of Managers Distributors, Inc. since December
2000. He also serves as President of Managers AMG Funds (8 portfolios), The Managers Funds (10 portfolios), Managers
Trust I (1 portfolio) and Managers Trust II (2 portfolios).
From June 1993 to June 1994, he was the Director of
Marketing for Hyperion Capital Management, Inc. From April
1989 to June 1993, he was Senior Vice President for
Greenwich Asset Management, Inc. His date of birth is
January 18, 1955.

OFFICERS
--------
GALAN G. DAUKAS, CFA - Chief Financial Officer since
September 2002; Chief Operating Officer of The Managers
Funds LLC since June 2002. He also serves as Chief
Financial Officer of Managers AMG Funds, The Managers
Funds, Managers Trust I and Managers Trust II since
September 2002. He was Chief Operating Officer and Chairman of the Management Committee of Harbor Capital Management
Company, Inc. from 2000-2002. From 1991-2000, he was a
Managing Director and later Chief Operating Officer of
Fleet Investment Advisors. His date of birth is October 24,
1963.

DONALD S. RUMERY - Treasurer since March 1999; Director,
Finance and Planning of The Managers Funds LLC (formerly
The Managers Funds, L.P.) since December 1994. Treasurer and Chief Financial Officer of Managers Distributors, Inc.
since December 2000. He also serves as Treasurer and Secretary of The Managers Funds, Managers Trust I and
Managers Trust II. From March 1990 to December 1994, he was a Vice President of Signature Financial Group. His date of birth is May 29, 1958.

JOHN KINGSTON, III - Secretary since March 1999; Senior
Vice President and General Council of Affiliated Managers
Group, Inc. since May 2001; Vice President and Associate
General Counsel of Affiliated Managers Group, Inc. from
March 1999 to May 2001; Director and Secretary of Managers
Distributors, Inc. since December 2000. From June 1998 to
February 1999 he served in a general counseling capacity with Morgan Stanley Dean Witter Investment Management inc.
From September 1994 to May 1998 he was an Associate with
Ropes and Gray. His date of birth is October 23, 1965.

---------------------------------------------------------------
(1) Mr. Healey is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers
Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers
Distributors, Inc.

                     [MANAGERS AMG FUNDS LOGO]


INVESTMENT MANAGER AND ADMINISTRATOR
------------------------------------
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

SUB-ADVISOR
-----------
Frontier Capital Management Company, LLC
99 Summer Street
Boston, Massachusetts 02110

CUSTODIAN
---------
The Bank of New York
100 Church Street, 10th Floor
New York, New York 10286

LEGAL COUNSEL
-------------
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

TRANSFER AGENT
--------------
Boston Financial Data Services, Inc.
attn: Managers AMG Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

TRUSTEES
--------
Jack W. Aber
William E. Chapman, II
Sean M. Healey
Edward J. Kaier
Peter M. Lebovitz
Eric Rakowski

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective Prospectus, which is available by calling
1-800-835-3879. Distributed by Managers Distributors,
Inc., a NASD member.

                  www.managersamg.com
                 www.managersfunds.com